UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Marriott Dr.

Lincolnshire, IL 60069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (847) 808-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Camping World Holdings, Inc. (the “Company”) approved a second amended and restated employment agreement with Thomas E. Kirn, the Company’s Chief Financial Officer (the “Kirn Employment Agreement”) and a second amended and restated employment agreement with Lindsey J. Christen, the Company’s Chief Administrative and Legal Officer (the “Christen Employment Agreement”), which superseded and replaced their prior employment agreements effective as of January 1, 2026. In addition, in connection with the adoptions of the Kirn Employment Agreement and the Christen Employment Agreement, the Compensation Committee approved grants of performance-based restricted stock units (“PSUs”) awards under the Camping World Holdings, Inc. 2016 Incentive Award Plan (as amended and restated, the “2016 Plan”) to Mr. Kirn and Ms. Christen, the material terms of which are described in more detail below.

Kirn Employment Agreement

The material changes under the Kirn Employment Agreement from his prior employment agreement include:

•	The term of the Kirn Employment Agreement will end on March 31, 2029, with automatic annual renewals unless either party provides at least 90 days’ prior written notice of non-renewal.

•	Mr. Kirn’s annual base salary was increased to $650,000.

•	Mr. Kirn is eligible for an annual target incentive bonus of 100% of his base salary.

•	Mr. Kirn will be eligible for annual grants of performance-based restricted stock units (“PSUs”) with a target payout of 40,000 PSUs, that will vest based on annual performance goals.

•	Upon a termination of Mr. Kirn’s employment by the Company without “cause” or by him for “good reason” (each as defined in the Kirn Employment Agreement) or due to the Company’s non-renewal of the term of the Kirn Employment Agreement, Mr. Kirn will be entitled to receive, subject to Mr. Kirn’s execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Kirn was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding equity awards (with the vesting of any equity awards that are tied in whole or in part to performance to be based on the target level of performance, unless otherwise specified in the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, payable over a one-year period.

Christen Employment Agreement

The material changes under the Christen Employment Agreement from her prior employment agreement include:

•	The term of the Christen Employment Agreement will end on December 31, 2028, with automatic annual renewals unless either party provides at least 90 days’ prior written notice of non-renewal.

•	Ms. Christen’s annual base salary was increased to $700,000.

•	Ms. Christen is eligible for an annual target incentive bonus of 100% of her base salary.

•	Ms. Christen will be eligible for annual grants of PSUs with a target payout of 50,000 PSUs that will vest based on annual performance goals.

•	Upon a termination of Ms. Christen’s employment by the Company without “cause” or by her for “good reason” (each as defined in the Christen Employment Agreement) or due to the Company’s non-renewal of the term of the Christen Employment Agreement, Ms. Christen will be entitled to receive, subject to Ms. Christen’s execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding equity awards (with the vesting of any equity awards that are tied in whole or in part to performance to be based on the target level of performance, unless otherwise specified in the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of her annual base salary and her target annual bonus for the year in which termination occurs, payable over a one-year period.

2026 PSU Awards to Mr. Kirn and Ms. Christen

On April 7, 2026, in connection with the adoptions of the Kirn Employment Agreement and the Christen Employment Agreement, the Compensation Committee approved grants of PSU awards to Mr. Kirn and Ms. Christen with respect to a target number of 40,000 and 50,000 PSUs, respectively, pursuant to the 2016 Plan, and a form of PSU award agreement thereunder (the “Form PSU Agreement”). The PSUs granted to Mr. Kirn and Ms. Christen will be eligible to be earned based on Adjusted EBITDA performance achievement for fiscal year 2026.

The foregoing descriptions of the Kirn Employment Agreement, the Christen Employment Agreement and the Form PSU Agreement do not purport to be complete and are qualified in their entirety by reference to the Kirn Employment Agreement, the Christen Employment Agreement and the Form PSU Agreement, respectively, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1(1)	Second Amended and Restated Employment Agreement, effective as of January 1, 2026, by and between Thomas E. Kirn, Camping World Holdings, Inc. and CWGS Enterprises, LLC.
10.2(1)	Second Amended and Restated Employment Agreement, effective as of January 1, 2026, by and between Lindsey J. Christen, Camping World Holdings, Inc. and CWGS Enterprises, LLC.
10.3(1)	Form of Performance Stock Unit Award Grant Notice and Performance Stock Unit Award Agreement.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1) Indicates a management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Lindsey J. Christen
Name:	Lindsey J. Christen
Title:	Chief Administrative and Legal Officer

Date: April 10, 2026